June 29, 1998


                               PIONEER INDIA FUND
                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 27, 1998


         The Trustees of Pioneer India (the "Fund") have approved a change in the Fund's investment focus, subject to shareholder approval at a meeting to be held on September 15, 1998. If approved by shareholders of the Fund on that date, the Fund expects to institute the change on October 1, 1998. The Fund's investment objective will remain long-term capital growth. The Fund currently invests primarily in securities of companies in India.

         If approved by shareholders, the Fund will pursue its investment objective by investing at least 65% of its total assets in equity securities of issuers in Asia (excluding Japan) and the Indian Subcontinent. The specific allocation among countries would be determined from time to time by Pioneering Management Corporation, the investment manager to the Fund. There would not be a requirement to maintain a specific percentage of the Fund's assets in India or any other country.

         Changes in the Fund's policies relating to a number of fundamental investment restrictions set forth in the Fund's statement of additional information have also been proposed. However, none of these changes are expected to have a material effect on the Fund's investment operations.

                                                                       0698-5394
                                             (C) Pioneer Funds Distributor, Inc.